TAXES ON INCOME (Schedule of Income (Loss) from Continuing Operations Before Income Tax Domestic and Foreign) (Details) (TAT Technologies Ltd [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
TAT Technologies Ltd [Member]
Income Taxes [Line Items]
Domestic (Israel)	$ 837	$ 964	$ 2,766
Foreign (United States)	3,233	(2,694)	(9,672)
Loss before taxes on income	$ 4,070	$ (1,730)	$ (6,906)